WAIVER AGREEMENT

This WAIVER AGREEMENT (the “Agreement”) is dated as of July __, 2008, by and among QPC Lasers, Inc., a Nevada corporation (the “Company”), the undersigned holders (collectively, the “April Creditors”) of the Company’s 10% Secured Convertible Debentures due April 16, 2009 (the “April 2009 Debentures”), and the undersigned holders (collectively, the “May Creditors”) of the Company’s 10% Secured Convertible Debentures due May 22, 2009 (the “May 2009 Debentures,” together with the April 2009 Debentures, each a “Debenture” and, collectively, the “Debentures”) (the April Creditors and the May Creditors are herein collectively referred to as the “Creditors”).

RECITALS

WHEREAS, the Company anticipates that it will not be able to meet the milestone Projections set forth in the Debentures for the final six-month Milestone Period ending June 30, 2008 (the “Last Milestone Period”);

WHEREAS, the Debentures provide that, upon the occurrence of a Milestone Failure, the Conversion Price of the Debentures shall be reduced to equal to the lesser of (a) the Conversion Price then in effect or (b) the Market Price as determined on the date that is five Trading Days after the date the Company files its next Form 10-Q with the Securities and Exchange Commission following the end of the applicable Milestone Period.

WHEREAS, the parties hereto desire to enter into this Agreement to waive the requirement of the Company to undertake a Conversion Cap Redemption pursuant to Section 9(a) of the Debentures as it relates to any additional shares of Common Stock issued or issuable to the Debenture holders upon an adjustment to the Conversion Price resulting from (i) a Milestone Failure for the Last Milestone Period under Sections 3(f)(iii) and 3(f)(iv) of the Debentures; (ii) any subsequent equity financing transaction undertaken by the Company that is consummated on or prior to August 31, 2008 and which results in an adjustment in the Conversion Price under Section 3(f)(i) of the Debentures; and (iii) any voluntary reduction of the Conversion Price undertaken by the Company’s Board of Directors prior to the effectiveness of any Milestone Adjustment resulting from the Milestone Failure for the Last Milestone Period.

WHEREAS, the parties hereto further desire to enter into this Agreement to defer the payment of interest due under the Debentures on July 1, August 1 and September 1, 2008 in consideration for the Company’s issuance to the Creditors of three shares of common stock for each dollar of deferred interest on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Incorporation of Recitals; Definitions; Effectiveness of Waivers.

1.1 Recitals. The Recitals are incorporated herein by reference.

1.2 Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them as set forth in the Debentures.

1.3 Effectiveness of Waivers. The waiver of the Conversion Cap Redemption under Section 2 of this Agreement shall become effective only if Creditors holding at least 67% of the outstanding principal amount of the April 2009 Debentures and at least 67% of the outstanding principal amount of the May 2009 Debentures have executed and delivered this Agreement to the Company. The “Conversion Cap Redemption Waiver Effective Date” shall be the date on which the foregoing condition is satisfied. If such condition is not satisfied for whatever reason, the waivers set forth in Section 2 below shall have no force or effect. Notwithstanding the foregoing, the provisions of Section 3 below shall not be subject to the foregoing condition and shall become effective with respect to any Debenture immediately upon the execution and delivery of this Agreement by the Company and the holder of such Debenture.

2. Waiver of Conversion Cap Redemption. As of the Conversion Cap Redemption Waiver Effective Date, each Creditor hereby waives the requirement of the Company to undertake a Conversion Cap Redemption pursuant to Section 9(a) of the Debentures as it relates to any additional shares of Common Stock issued or issuable to the Debenture holders upon an adjustment to the Conversion Price resulting from any of the following events (each, an “Exempt Event”): (i) a Milestone Failure for the Last Milestone Period under Sections 3(f)(iii) and 3(f)(iv) of the Debentures; (ii) any subsequent equity financing transaction undertaken by the Company that is consummated on or prior to August 31, 2008, which results in an adjustment in the Conversion Price under Section 3(f)(i) of the Debentures; and (iii) any voluntary reduction of the Conversion Price undertaken by the Company’s Board of Directors prior to the effectiveness of any Milestone Adjustment under the Debentures resulting from the Milestone Failure for the Last Milestone Period. The parties hereby acknowledge and agree that, as of the Conversion Cap Redemption Waiver Effective Date, (i) any shares of Common Stock issued or issuable to a Holder resulting from any adjustments to the Conversion Price following an Exempt Event shall not be counted in determining the Fully Diluted Conversion Amount of a Holder under Section 9(a) of the Debentures; and (ii) the Company shall not be required to undertake any Conversion Cap Redemption with respect to any such shares.

3. Interest Payment Deferral; Common Stock Issuance.

3.1 Interest Payment Deferral. Each Creditor hereby agrees to defer the payment of interest due under the Debentures on July 1, August 1 and September 1, 2008 (the “Deferral Period”). The amount of interest being deferred under each Debenture shall be added to the principal amount due under such Debenture and shall be deemed payable as additional principal amount due on the Maturity Date in accordance with the terms and conditions of the Debentures. Each Creditor hereby acknowledges and agrees that, so long as the Company complies with its obligations under Section 3.2 below, the failure to pay interest during the Deferral Period shall not constitute an Event of Default under the Debentures.

3.2 Common Stock Issuance. In consideration for the deferral of payment of interest during the Deferral Period, the Company shall issue to each Creditor a number of duly and validly issued, fully paid and non-assessable shares of common stock equal to three (3) shares for each dollar ($1.00) of interest being deferred by such Creditor. The Company shall deliver such shares of common stock to such Creditor as promptly as practicable following the execution and delivery of this Agreement by the Company and such Creditor. Each Creditor hereby consents to such issuance and, to the extent applicable, waives for all Creditors any anti-dilution adjustments or defaults that could otherwise occur solely as a result of such issuance.

4. Representations and Warranties.

4.1 Duly Authorized Shares. The Company hereby represents and warrants to each Creditor that the shares of common stock issuable under Section 3.2 above (the “Securities”) have been duly authorized for issuance and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

4.2 Accredited Investor Status; Restrictive Legend. Each Creditor hereby confirms its status as either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Each Creditor hereby acknowledges and agrees that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Creditor’s right to sell the Securities in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Each Creditor hereby agrees to the imprinting of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5. Miscellaneous.

5.1 Effect of Agreement. Except as set forth expressly herein, all terms of the Debentures shall be and remain in full force and effect.

5.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.3 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.4 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

5.5 Entire Agreement. This Agreement reflect the entire agreement between the parties hereto with respect to the matters set forth herein and therein and supersede any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto.

5.6 Further Assurances. Each party to this Agreement agrees to execute further instruments as may be necessary or desirable to carry out this Agreement.

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[SIGNATURE PAGE TO QPC WAIVER AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year set forth below.

COMPANY:

QPC LASERS, INC.

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By:
Title:

Signature Date:

Address for Notice:

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[SIGNATURE PAGE TO QPC
WAIVER AGREEMENT]

APRIL CREDITORS:

Print Name: _________________________

By: _______________________________
Name:
Title:

Signature Date:

Address for Notice:

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[SIGNATURE PAGE TO QPC
WAIVER AGREEMENT]

MAY CREDITORS:

Print Name: _________________________

By: _______________________________
Name:
Title:

Signature Date:

Address for Notice:

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